Exhibit 99.1

2017 INVESTOR PRESENTATION Third Quarter | NASDAQ: MYRG

Forward - Looking Statements Various statements in this communication, including those that express a belief, expectation, or intention, as well as those tha t are not statements of historical fact, are forward - looking statements. The forward - looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward - lo oking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook, ” “ plan,” “project,” “likely,” “unlikely,” “possible,” “potential,” “should” or other words that convey the uncertainty of future events or outcomes. The fo rwa rd - looking statements in this communication speak only as of the date of this communication; we disclaim any obligation to update these statements (un les s required by securities laws), and we caution you not to rely on them unduly. We have based these forward - looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently sub ject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to pre dict and many of which are beyond our control. No forward - looking statement can be guaranteed and actual results may differ materially from those projected . Forward - looking statements in this communication should be evaluated together with the many uncertainties that affect MYR Group’s business, p art icularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10 - K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10 - Q or Current Reports on Form 8 - K. MYR Group Inc. Contact : Betty R. Johnson, Chief Financial Officer, 847 - 290 - 1891, investorinfo@myrgroup.com Investor Contact : Kristine Walczak , Dresner Corporate Services, 312.726.3600, kwalczak@dresnerco.com Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix │ Page 2 Investor Presentation │ November │ © 2017MYRGROUPINC . SAFE HARBOR STATEMENT

Company Overview Strategy Market Overview Financial Performance Investment Outlook Appendix │ Page 3 Investor Presentation │ November │ © 2017MYRGROUPINC . TABLE OF CONTENTS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

│ Page 4 Investor Presentation │ November │ © 2017MYRGROUPINC . MYR: A MARKET LEADER POSITIONED FOR GROWTH Strong Market Position x A leader in Transmission & Distribution (T&D) – national x Growing presence in Commercial and Industrial (C&I) – regional x Broad geographic footprint with a strong presence in key growth markets x Network of more than 4,600 highly skilled employees that have built long - standing customer relationships across North America Favorable Industry Dynamics Support Growth x Current and planned spending by utilities and transmission developers remain high x Competitive transmission solicitations spurred by the FERC 1000 ruling x Growing need for additional transmission to deliver new generation of natural gas and renewable energy resources to load centers x Capitalize on federal and state programs for added infrastructure spending Numerous Competitive Differentiators x Superior performance on key operating metrics (safety, service/customer responsiveness) x Large, modern, centralized fleet, including extensive specialized equipment Solid Financial Performance x Growing revenues x A top performer with respect to return on investment metrics x Stable balance sheet to support growth Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

Transmission & Distribution T&D Commercial & Industrial C&I │ Page 5 • Transmission up to 765kV • Overhead Distribution • Underground Distribution • Foundations & Caissons • Directional Boring • Substation & Collector Systems • EPC Services • PCS / Cellular Towers • Emergency Storm Response • Fiber Optics • Underground Gas Distribution • Educational / Medical Centers • Airports / Airfield Lighting • Data Centers • Bridge , Roadway, Tunnel Lighting • Government & Office Buildings • Building Automation & Controls • Telecommunications • Transportation / Traffic Signalization • Voice, Data & Video Systems • Industrial Facilities • Water & Wastewater Treatment Plants • Renovations and Major Additions • Technical Services • Power Plant Electrical Construction Investor Presentation │ November │ © 2017MYRGROUPINC . COMPREHENSIVE NORTH AMERICAN SERVICE OFFERINGS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $447 $622 $829 $722 $700 $795 $819 $902 $0 $200 $400 $600 $800 $1,000 2010 2011 2012 2013 2014 2015 2016 2017 Q3 LTM Millions T&D Revenue T&D Revenue 10.9% CAGR $150 $158 $170 $180 $244 $267 $324 $471 $0 $100 $200 $300 $400 $500 2010 2011 2012 2013 2014 2015 2016 2017 Q3 LTM Millions C&I Revenue C&I Revenue 18.5% CAGR

│ Page 6 Investor Presentation │ November │ © 2017MYRGROUPINC . FUTURE GROWTH AND VALUE CREATION OPPORTUNITIES Organic Growth Strategic Acquisitions Prudent Capital Return Expand in new and existing markets that align with MYR’s core capabilities Continue to evaluate targeted, strategic acquisitions to expand business and hone operating expertise $19.3 million remaining under our $20.0 million Share Repurchase Program • Strategic expansion of MYR’s geographic footprint into new markets • Invest in additional fleet and labor resources to expand capacity • Leverage extensive bid knowledge and long - term customer relationships Organic Growth • Search for and evaluate strategic opportunities that achieve long - term growth objectives and leverage our core capabilities • Focus on acquisitions that meet clear, long - term return thresholds and are compatible with MYR’s own values and culture • Focus on integration of processes, people, technology and equipment Strategic Acquisitions • Under our share repurchase programs approximately of 6.1 million shares have been repurchased at an average price of $23.64 per share. • On July 27, 2017, the Company’s Board of Directors approved a $20.0 million share repurchase program that began when the previous share repurchase program expired on August 15, 2017. As of September 30, 2017, the Company had $ 19.3 million of remaining availability to purchase shares under the current share repurchase program, which continues in effect until August 15, 2018, or until the authorized funds are exhausted. Prudent Capital Return Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

Company Overview | Strategy | Market Overview | Financial Performance | Investment Outlook | Appendix

NORTH AMERICAN COVERAGE

MYR Group's Strong Competitive Advantage

- ✓ Added 17 new locations during 2015-2016, including 8 locations added through three acquisitions
- ✓ Modern fleet reduces downtime and protects our competitive edge
- ✓ Centrally managed fleet allows for greater leverage of resources to effectively service nationwide footprint
- ✓ Fleet investments increase our resource base to execute projects of all sizes and complexity

MYR Office Locations


CANADA
KEY TO OFFICE LOCATIONS
Existing MYR Group Offices
2015-2016 MYR Group Organic Office Expansion
2015-2016 Acquired Office Expansion

New Organic C&I Locations:
Las Vegas, NV
Colorado Springs, CO
Seattle, WA
Chino, CA

New Organic T&D Locations:
Chino, CA
Corpus Christi, TX
Topeka, KS
Winnipeg, MB, Canada
Beckley, WV

New Acquired C&I Locations:
Westbrook, ME
Coquitlam, BC, Canada
Vancouver, BC, Canada
Nisku, AB, Canada
Winnipeg, MB, Canada

New Acquired T&D Locations:
Auburn, ME
Bloomfield, CT
Morgan, UT

Investor Presentation | November | ©2017MYRGROUPINC. | Page 7

│ Page 8 Investor Presentation │ November │ © 2017MYRGROUPINC . Geographic Expansion Enhance End Market Exposure Service Offering Expansion Grow Skilled Workforce 2015 - 2016 ACQUISITIONS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix • Expanded presence in the western and midwestern U.S. electric T&D market • Established office in Morgan, UT • Full - service high voltage electrical contractor • Offers full - range of capabilities related to transmission, distribution and substation construction • Strengthens position to capture new T&D projects and clients throughout the West and Midwest • Extensive experience in the high voltage electrical construction industry • Expanded presence in the northeastern U.S . electrical market • Established offices in Westbrook, ME, Auburn, ME, and Bloomfield, CT • Strengthens electric T&D footprint in the northeast region • Significant substation expertise • Establishes C&I offering in the region • Strengthens position in the northeast, a region with excellent near and long - term growth potential • Highly experienced management team and skilled workforce • Expanded presence in the central and western regions of Canada • Established offices in Coquitlam, BC, Vancouver, BC, Winnipeg, MB, and Nisku, AB • Establishes a C&I and substation presence in the regions served • Significant transportation and hospital construction experience • Specializes in government and office buildings, including renovations and tenant build - out • Strengthens position across the central and western regions of Canada • Highly experienced management team and skilled workforce April 2015 November 2015 October 2016

│ Page 9 Source: U.S. Department of Energy | October 2016 Transmission Data Review Miles of Planned Transmission Lines Expected to be completed by 2020 “Planned […] refers to projects where: (a ) Permits have been approved (b ) A design is complete, or (c ) The project is necessary to meet a regulatory requirement” Investor Presentation │ November │ © 2017MYRGROUPINC . T&D MARKET CONDITIONS REMAIN FAVORABLE Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

Company Overview | Strategy | Market Overview | Financial Performance | Investment Outlook | Appendix

T&D MARKET CONDITIONS REMAIN FAVORABLE

Transmission spending by electrical utilities driven by

- System Reliability
- Aging Electric Grid
- Connecting Renewables
- Plant Retirements

"In 2015, EEI members' total transmission investments reached approximately $20.1 billion (nominal $). As shown in the chart, year-over-year total transmission investment is projected to increase through 2017, when EEI estimates a peak at approximately $22.5 billion."

Historical and Projected Transmission Investment (Nominal Dollars)


Billion $
25
20
15
10
5
0
10.2
11.9
14.8
16.9
19.5
20.1
21.5
22.5
21.0
18.5
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Actual
Projected

Source: EEI Transmission Projects: At A Glance, December 2016

Drivers for additional distribution spending

- Reliability Upgrades
- Aging Infrastructure
- Storm Hardening
- Housing Starts

U.S. investor-owned utilities project there should be a continued uptick from 2017 to 2017, and this growth should remain relatively constant for the remainder of the decade.

U.S. and Canadian Electric Distribution CapEx by Ownership Type
September 2017 C Three Group Confidential


Actual
Forecast
45
40
35
30
25
20
15
10
5
-
$'s Billions
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
US IOU
Co-ops
Public Power
Canadian

Source: The C Three Group, 2017 North American Electric Distribution Market Forecast 2008-2020, September 2017

Investor Presentation | November | ©2017MYRGROUPINC. | Page 10

Company Overview | Strategy | Market Overview | Financial Performance | Investment Outlook | Appendix

C&I MARKET IS GROWING…

C&I's Strong $388.1MM Backlog as of 09/30/2017 is Driven by:

- Hospitals
- Data Centers
- Airport Projects
- Transportation Work
- Aerospace
- Water / Waste Water Upgrades



Associated General Contractors of America:

"Private nonresidential construction spending grew 0.5 percent in August, while public construction spending climbed 0.7 percent from the prior month. Construction spending in August totaled $1.2018 trillion at a seasonally adjusted rate, an increase of 0.5 percent from the July total and up 2.5 percent from a year earlier. All major categories had gains for the month but private nonresidential and public construction totals were lower than a year ago, while single- and multifamily construction both rose on a year-over-year basis."

Source: AGC Newsroom • October 2, 2017


Dodge Momentum Index
(Year 2000=100)
200
175
150
125
100
75
50
03 04 05 06 07 08 09 10 11 12 13 14 15 16 17

Dodge Momentum Index – by McGraw-Hill Construction

- 12 month leading indicator of construction spending for nonresidential building
- 91% correlation between construction planning reports and the US Commerce Department's Put in Place spending over the past 10 years

***Dodge Momentum Index** The Dodge Momentum Index fell to 116.4 (2000=100) in September, down 8.4% from its revised August reading of 127.1, according to Dodge Data & Analytics. The commercial component of the Momentum Index also decreased 6.1% for the same time period, though "this should not be seen, in and of itself, as a predictor of a turn in building markets. Economic growth remains solid, and building market fundamentals are supportive of further growth in construction activity."*

Source: McGraw Hill Construction Press Release October 6, 2017

Investor Presentation | November | ©2017MYRGROUPINC. | Page 11

│ Page 12 Investor Presentation │ November │ © 2017MYRGROUPINC . STRONG LONG - TERM FINANCIAL PERFORMANCE Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $597 $780 $999 $903 $944 $1,062 $1,142 $1,373 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 2010 2011 2012 2013 2014 2015 2016 2017 Q3 LTM Millions Revenue by Work Type Trans. Dist. C&I 13.1% CAGR $386 $398 $409 $434 $398 $411 $425 $451 $435 $475 $621 $689 $661 $632 $702 $0 $100 $200 $300 $400 $500 $600 $700 $800 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 2014 2015 2016 2017 Millions Backlog Backlog > 12 Mo 12 Mo. Backlog 18.6% CAGR $43 $49 $81 $85 $92 $83 $79 $71 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2010 2011 2012 2013 2014 2015 2016 2017 Q3 LTM Millions EBITDA * EBITDA 7.9% CAGR $0.78 $0.87 $1.60 $1.61 $1.69 $1.30 $1.23 $0.93 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 2010 2011 2012 2013 2014 2015 2016 2017 Q3 LTM Diluted EPS Diluted EPS 2.6% CAGR * For reconciliation of EBITDA to net income, see page 25

Source : S&P Capital IQ │ Page 13 Investor Presentation │ November │ © 2017MYRGROUPINC . Three - pronged approach to capital allocation – investing in organic growth, strategic acquisitions and capital returns – has driven strong financial performance Successful Execution of Strategy Investment in specialty equipment contributed to organic top - line revenue growth and supports future organic and acquisition growth INVESTMENT IN CAPEX SUPPORTED GROWTH INITIATIVES Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $21.9 $42.3 $37.2 $42.7 $39.0 $46.6 $25.4 $32.3 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $25 $50 2010 2011 2012 2013 2014 2015 2016 2017 Q3 LTM Millions CAPEX Investment CAPEX Spend CAPEX % of Rev

• Little off - balance - sheet leverage • Limited goodwill • Modest Debt Leverage • Strong liquidity position • Substantial bonding capacity │ Page 14 Investor Presentation │ November │ © 2017MYRGROUPINC . BALANCE SHEET STRENGTH TO SUPPORT ADDITIONAL GROWTH Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $(200) $(100) $- $100 $200 $300 2010 2011 2012 2013 2014 2015 2016 2017 Q3 Millions Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity $6.45 $7.45 $9.18 $10.96 $12.47 $13.28 $12.28 $12.93 $- $2 $4 $6 $8 $10 $12 $14 $16 2010 2011 2012 2013 2014 2015 2016 2017 Tangible Book Value Per Period End Share

Source : S&P Capital IQ - NM (Not Meaningful) reflects negative returns and is ignored for comparison purposes. 3 year average is from Sept. 2015 – Sept. 2017. * 3 year Average ROIC calculation for WG and PWR are for the period June 2015 – June 2017. │ Page 15 Good, consistent steward of capital MYR continues to be a strong performer with respect to return on investment metrics Since going public in August 2008, MYR has had no loss quarters, goodwill impairment charges or extraordinary losses Investor Presentation │ November │ © 2017MYRGROUPINC . STRONG FINANCIAL METRICS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix 13.5% 8.9% 5.4% 5.3% NM 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% EME MYRG PWR * MTZ WG * 3 - Year Average ROIC 12.4% 8.5% 7.8% 7.0% NM 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% EME MTZ MYRG PWR WG 3 - Year Average ROE 2.95x 2.72x 1.93x 1.58x 1.48x 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 EME MTZ MYRG WG PWR Market to Book Value

│ Page 16 Investor Presentation │ November │ © 2017MYRGROUPINC . DELIVERING STRONG RETURNS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix • MYR closed on its 144A private placement in December 2007; approximately 17.8 million shares of stock were sold at $ 13.00/share to qualified institutional buyers. MYR traded on FBR’s 144A portal from that date until it went public on August 12, 2008. The trading volume in the first month of going public was approximately 5.2 million shares and the closing prices ranged from $14.50/share to $16.60/share. Source : S&P Capital IQ MYRG - CAGR 9.53% EME - CAGR 12.84% PWR - CAGR 2.85% MTZ - CAGR 15.35% WG - CAGR (23.13%) -100.0% -50.0% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% 350.0% 400.0% Dividend Adjusted Stock Return (12/26/2007 - 11/03/2017) MYRG Div. Adj. Return EME Div. Adj. Return PWR Div. Adj. Return MTZ Div. Adj. Return WG Div. Adj. Return Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ WG 12/26/2007 13.00$ 24.69$ 27.02$ 10.48$ 39.79$ 11/3/2017 31.91$ 81.25$ 35.66$ 42.85$ 2.97$ Div. Adj. Stock Return 145.5% 229.1% 32.0% 308.9% -92.5%

• Solid execution of corporate strategy has solidified MYR Group’s position as a market leader in large transmission line construction Proven Strategy Execution • Executive Management average 32 years of industry experience Experienced Management • Regulatory environment supports growth and market analysts expect escalated spending through year 2020 Positive Industry Outlook • Opportunities for organic, vertical, horizontal and geographic growth Favorable Growth Prospects • Strong equity base provides capacity to add leverage for additional potential acquisitions, organic growth and share repurchases Strong Financial Position • Centralization allows for greater efficiency and leverage of company resources Centralized Fleet and Corporate Operations │ Page 17 Investor Presentation │ November │ © 2017MYRGROUPINC . INVESTMENT OUTLOOK Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

Appendix │ Page 18 Investor Presentation │ November │ © 2017MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

│ Page 19 Investor Presentation │ November │ © 2017MYRGROUPINC . CORPORATE GOVERNANCE OVERVIEW EXPERIENCED BOARD WITH INDEPENDENT OVERSIGHT STRONG CORPORATE GOVERNANCE PRACTICES ▪ 9 of 10 directors are independent ▪ 6 of 10 directors have significant energy / utility experience ▪ Separate Chairman of the Board and CEO Positions ▪ Robust lead independent director role ▪ Audit, Compensation and Nominating / Governance committees comprised solely of independent directors ▪ Separate executive sessions of independent directors ▪ Annual Board evaluations ACCOUNTABILITY & RESPONSIVENESS ▪ h ▪ Board adopted majority voting for uncontested elections in December of 2015 based on input from shareholders ▪ Proactive investor relations outreach to ensure active, ongoing engagement Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix ▪ Majority voting standard for directors in uncontested elections ▪ No shareholder rights plan in place ▪ Effective executive compensation best practices ▪ Majority of CEO compensation is performance based

EXPERIENCED MANAGEMENT TEAM Experienced management team that averages more than 23 years with MYR Group and approximately 32 years in our industry Strong corporate culture focused on customer service and safety Invested in management team for the successful execution of large, multi - year projects │ Page 20 Investor Presentation │ November │ © 2017MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix Name Job Title Years With MYR Years Industry Experience Richard S. Swartz President and Chief Executive Officer 35 35 Betty R. Johnson Senior VP, Chief Financial Officer and Treasurer 17 28 William A. Koertner Executive Chariman of the Board of Directors 19 39 Tod M. Cooper Senior VP, Chief Operating Officer T&D 26 28 Gerald B. Engen, Jr. Senior VP, Chief Legal Officer and Secretary 17 34 Jeff J. Waneka Senior VP, Chief Operating Officer C&I 26 33

MYR GROUP SERVICES Transmission Renewables Distribution Traffic Signalization Telecommunications Substation Foundations Industrial Storm Restoration EPC Commercial Smart Grid │ Page 21 Investor Presentation │ November │ © 2017MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

MYR GROUP CUSTOMER SAMPLE │ Page 22 Investor Presentation │ November │ © 2017MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

Company Overview | Strategy | Market Overview | Financial Performance | Investment Outlook | Appendix

EBITDA RECONCILIATION

($ In Millions, Except Per Share Amounts)*	2012	2013	2014	2015	2016	LTM 9/30/2017	LTM 9/30/2016
Net Income	$ 34.3	$ 34.8	$ 36.5	$ 27.3	$ 21.4	$ 15.4	$ 19.5
Interest Expense, net	0.8	0.7	0.6	0.7	1.3	$ 2.3	1.0
Provision for Income Taxes	20.4	20.1	21.4	17.0	16.9	$ 14.5	12.8
Depreciation and Amortization	25.2	29.2	33.5	38.0	39.2	$ 39.1	39.4
EBITDA	$ 80.7	$ 84.8	$ 92.0	$ 83.0	$ 78.8	$ 71.3	$ 72.8
Diluted Weighted Average Shares Outstanding	21.2	21.4	21.5	21.0	17.5	16.4	18.5
EBITDA per Diluted Share	$ 3.80	$ 3.96	$ 4.29	$ 3.95	$ 4.51	$ 4.34	$ 3.93
Revenue	$ 999.0	$ 902.7	$ 944.0	$ 1,061.7	$ 1,142.5	$ 1,373.5	$ 1,070.0

EBITDA is a non-GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization.

	2012	2013	2014	2015	2016	LTM 9/30/2017	LTM 9/30/2016
EBITDA Margin	8.08%	9.39%	9.75%	7.82%	6.90%	5.19%	6.80%

Note:
LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quarters and dividing by four.

EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly basis. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreciation schedules when comparing our measures to our peers' measures.

Investor Presentation | November | ©2017MYRGROUPINC. | Page 23

FINANCIAL RATIO DEFINITIONS │ Page 24 S&P Capital IQ Disclaimer of Liability Notice . This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. Investor Presentation │ November │ © 2017MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix (Stockholders Equity - Goodwill - Intangibles) ÷ (End Balance of Common Stock + Avg. Common Stock Equivalents) = Tangible Book Value per Period End Share EBIT ( Earnings Before Interest, Taxes, inc. unusual items ) * (1-Effective Tax Rate) ÷ [Book Value (Total Stockholders' Equity [A]) + Net Debt] @ beginning of LTM = Return on Invested Capital LTM Net Income (including discontinued operations & minority interests) ÷ Total Stockholders Equity @ beginning of LTM = Return on Equity EBITDA (Earnings before Interest, Taxes, Depreciation, & Amortization) ÷ Revenue = EBITDA Margin Market Capitalization (S&P Capital IQ as of 11/03/17) ÷ Book Value (Total Stockholders' Equity [A]) = Market to Book Value [A] Total Stockholders' Equity includes minority interests and discontinued operations Three year averages are derived from calculating the return metric for each twelve month period and then averaging the three period metrics